SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934
March 14, 2006

Date of Report (date of earliest event reported)
DELTA PETROLEUM CORPORATION

Exact name of Registrant as Specified in its Charter

Delaware	0-16203	84-1060803

State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number
Suite 4300
370 17th Street
Denver, Colorado, 80202

Address of Principal Executive Offices, Including Zip Code
(303) 293-9133

Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(b) Pro Forma Financial Information.
     The following unaudited pro forma financial statements set forth on Exhibit 99.1 are incorporated herein by reference and are filed herewith:

Unaudited Condensed Combined Pro Forma Financial Statements	F-1
Unaudited Condensed Combined Pro Forma Balance Sheet At December 31, 2005	F-2
Unaudited Condensed Combined Pro Forma Statement of Operations Year Ended December 31, 2005	F-3
Notes to Unaudited Condensed Combined Pro Forma Financial Statements	F-4
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA PETROLEUM CORPORATION (Registrant)
Date: March 14, 2006	By:	/s/ Kevin K. Nanke
Kevin K. Nanke, Treasurer and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Unaudited Proforma Financial Statements